Exhibit 10.2

Execution Version

FIRST AMENDING AGREEMENT AND CONSENT

THIS AGREEMENT dated as of December 3, 2013.

AMONG:

LONE PINE RESOURCES CANADA LTD.

as Borrower

AND

LONE PINE RESOURCES INC.

as Parent

THE FINANCIAL INSTITUTIONS PARTY HERETO

IN THEIR CAPACITIES AS LENDERS

AND

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

as Administrative Agent

WHEREAS the parties hereto are parties to the Credit Agreement;

AND WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;

NOW THEREFORE in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1                                         INTERPRETATION

1.1                               Definitions. In this Agreement, the following terms shall have the meanings set forth below (unless something in the subject matter or context is inconsistent therewith):

Agreement means this first amending agreement and consent, as amended, supplemented, modified or restated from time to time.

Credit Agreement means the credit agreement dated as of October 24, 2013, among Lone Pine Resources Canada Ltd., as borrower, the Lenders, and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, as amended, supplemented, modified or restated from time to time.

Effective Date means the first date on which all of the conditions precedent set forth in Section 5 hereof have been satisfied (or waived by all of the Lenders).

1.2                               Credit Agreement. Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement (as amended by this Agreement).

1.3                               Headings, etc. The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4                               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and federal laws of Canada applicable therein.

1.5                               Effective Date. This Agreement shall become effective on the Effective Date.

2                                         CONSENTS AND OTHER AGREEMENTS

2.1                               Consents. The Lenders hereby irrevocably:

(a)                                 consent to the Loan Parties entering into the Required Hedging Arrangements with the New Hedge Providers; and

(b)                                 consent to the Loan Parties granting the Hedging Liens pursuant to the Hedging Charge.

3                                         AMENDMENTS

3.1                               Defined Terms.

(a)                                 Section 1.1. of the Credit Agreement is hereby amended by adding the following defined terms to such Section in their proper alphabetical order:

“Commitment Letter” means the commitment letter dated November 11, 2013, by and between, among others, the Borrower and Morgan Stanley Capital Group Inc., Alberta Treasury Branches and Société Générale, as amended from time to time.

“Hedging Charge” has the meaning given such term in the Hedging Order.

“Hedging Liens” means the Liens provided by the Loan Parties in favour of the New Hedge Providers with respect to the obligations of the Loan Parties under the Required Hedging Arrangements.

“Hedging Order” means the order of the CCAA Court issued November 27, 2013 granting the Hedging Charge and authorizing the Required Hedges, subject to the CCAA Court’s approval of the Required Hedging Arrangements.

“New Hedge Providers” means each of the counterparties to the Required Hedging Arrangements (other than the Loan Parties).

“Required Hedges” has the meaning given such term in the Commitment Letter.

“Required Hedging Arrangements” has the meaning given such term in the Hedging Order.

(b)                                 Section 1.1. of the Credit Agreement is hereby amended by deleting the definition of Insolvency Proceedings in its entirety and replacing it with the following:

“Insolvency Proceedings” means the proceedings commenced by the Loan Parties under the Companies’ Creditors Arrangement Act (Canada) (action number 1301-11352) and Chapter 15 of the United States Bankruptcy Code.

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3.2                               Covenants. Article 5 of the Credit Agreement is amended by inserting the following section at the end of such Article:

“SECTION 5.17. Required Hedging Arrangements.

(a)                                 The Loan Parties shall, subject to the CCAA Court’s approval of the Required Hedging Arrangements, enter into all of the Required Hedges by no later than January 15, 2014.

(b)                                 The Borrower and Parent shall immediately notify the Administrative Agent in writing upon entering into any Required Hedges and shall forthwith provide to the Administrative Agent and the Lenders in writing any details with respect to any such Required Hedging Arrangements as may be requested by the Lenders.

(c)                                  The Borrower and the Parent shall, and shall cause each other Loan Party to, ensure that the Required Hedging Arrangements contain a provision that such Required Hedges will be automatically terminated on the earlier of: (i) the date of the cancellation of the Commitment Letter and; (ii) February 15, 2014, if a plan has not been sanctioned by the CCAA Court pursuant to the Insolvency Proceedings prior to such date (unless either such date is extended by the Lenders, the Loan Parties, the New Hedge Providers and the monitor under the Insolvency Proceedings).”

3.3                               Events of Default.

(a)                                 Section 8.1(f) of the Credit Agreement is amended by changing the reference to “December 31, 2013” therein to “January 31, 2014”.

(b)                                 Section 8.1 of the Credit Agreement is amended by inserting the following subsection at the end thereof:

“(g)                            Required Hedging Arrangements. The Loan Parties have not entered into all of the Required Hedging Arrangements in respect of the Required Hedges by January 15, 2014; provided that the obligation to enter into the Required Hedging Arrangements shall be subject to CCAA Court approval thereof.”

4                                         FEES

On or before the Effective Date, the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, a C$100,000 fee in connection with this Agreement and a concurrent amendment under the Existing Credit Facility, which fee is to be shared between the Lenders and the lenders under the Existing Credit Facility.

5                                         CONDITIONS PRECEDENT TO EFFECTIVENESS

This Agreement will become effective upon the following conditions being met (or waived in writing by all of the Lenders) including the receipt by the Administrative Agent, for and on behalf of the Lenders, of the following documents and payments (each in full force and effect, and in form and substance satisfactory to the Administrative Agent, acting reasonably):

(a)                                 an executed copy of this Agreement; and

(b)                                 the fees referred to in Section 4.

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6                                         CONFIRMATION OF CREDIT AGREEMENT

The Credit Agreement and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect. The Credit Agreement as amended and supplemented by this Agreement is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented.

7                                         FURTHER ASSURANCES

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

8                                         COUNTERPARTS

This Agreement may be executed in any number of counterparts, including by electronic means, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LONE PINE RESOURCES INC.

By:	/s/ Shane K. Abel
Name:	Shane K. Abel
Title:	Vice President, Finance & Chief Financial
Officer

LONE PINE RESOURCES CANADA LTD.

Per:	/s/ Shane K. Abel
Name:	Shane K. Abel
Title:	Vice President, Finance & Chief Financial
Officer

[Signature Page for First Amending Agreement and Consent]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent and as a Lender

Per:	/s/ Geraldine King
Name:	Geraldine King
Title:	Special Credit Senior Asset Manager

[Signature Page for First Amending Agreement and Consent]

THE TORONTO-DOMINION BANK, as a Lender

Per:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

[Signature Page for First Amending Agreement and Consent]

BANK OF MONTREAL, as a Lender

Per:	/s/ Zoltan J. Szoldatits
Name:	Zoltan J. Szoldatits
Title:	Managing Director

[Signature Page for First Amending Agreement and Consent]

THE BANK OF NOVA SCOTIA, as a Lender

Per:	/s/ Neel Chopra
Name:	Neel Chopra
Title:	Director

Per:	/s/ John Pagazani
Name:	John Pagazani
Title:	Senior Manager

[Signature Page for First Amending Agreement and Consent]

WELLS FARGO BANK, N.A., Canadian Branch, as a Lender

Per:	/s/ David Foltz
Name:	David Foltz
Title:	Managing Director

[Signature Page for First Amending Agreement and Consent]

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

Per:	/s/ Supriya Sarin
Name:	Supriya Sarin
Title:	Senior Director

[Signature Page for First Amending Agreement and Consent]

CONSENT OF GUARANTORS

Each of the undersigned Guarantors hereby consents to the terms, provisions and conditions contained in this Agreement.  Each Guarantor hereby acknowledges and agrees that (a) the execution, delivery and performance of the Agreement will not adversely affect or impair any of its obligations to Administrative Agent and the Lenders evidenced by or arising under or in respect of the applicable Guaranty or any other Loan Document, as applicable, (b) payment of all of the present and future Obligations owed by the Borrower is guaranteed to the Administrative Agent and the Lenders by each Guarantor under and pursuant to the applicable Guaranty, and (c) each Guaranty and each other Loan Document pursuant to which any Guarantor is hereby ratified and confirmed.

LONE PINE RESOURCES INC.		LONE PINE RESOURCES (HOLDINGS) INC., formerly known as Forest Oil Energy Corporation

By:	/s/ Tim S. Granger	By:	/s/ Tim S. Granger
Name:	Tim S. Granger	Name:	Tim S. Granger
Title:	President & Chief Executive Officer	Title:	President

WISER OIL DELAWARE, LLC		WISER DELAWARE LLC

By: Class A Manager of Wiser Oil Delaware, LLC Lone Pine Resources Inc.		By: Class A Manager of Wiser Delaware LLC Lone Pine Resources Inc.

By:	/s/ Patrick R. McDonald	By:	/s/ Patrick R. McDonald
Name:	Patrick R. McDonald	Name:	Patrick R. McDonald
Title:	Chairman	Title:	Chairman
Signed at: Denver, CO, USA		Signed at: Denver, CO, USA

By: Class B Manager of Wiser Oil Delaware, LLC		By: Class B Manager of Wiser Delaware LLC

By:	/s/ Mary S. Stawikey	By:	/s/ Mary S. Stawikey
Name:	Mary S. Stawikey	Name:	Mary S. Stawikey
Title:	Manager	Title:	Manager
Signed at: Wilmington, DE, USA		Signed at: Wilmington, DE, USA